SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of
	The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 28, 1997



                       VSI HOLDINGS, INC.
	(Exact name of Registrant as specified in its charter)




     Georgia                  1-12942             22-2135522
(State or other jurisdic-  (Commission File   (I.R.S. Employer
  tion of organization)         Number)       Identification No.)





         4900 Highlands Parkway
         Smyrna, Georgia                                 30082
(Address of Principal Executive Offices)               (Zip Code)





Registrant's telephone number, including area code (770) 432-0636

							-1-




Item 1.	Changes in Control of Registrant.

		None.


Item 2.	Acquisition or Disposition of Assets.

		The Board of Directors of VSI Holdings and Vispac, Inc. approved the business combination of the respective companies on June 29, 1997. VSI Holdings will issue 6,200,000 shares of its common stock in a tax-free exchange for all the outstanding shares of Vispac. The transaction, effective July 1, 1997, will be accounted for on a "pooling of interest" basis. Vispac is controlled by a related party, who is an officer and director of the registrant, and will join Advanced Animations, Inc. and BKNT Retail Stores, Inc. as a wholly-owned subsidiary of VSI Holdings, Inc.

		Subsequent to the transaction, total shares outstanding of the registrant are 18,321,287 net of 1,091,122 shares of treasury stock.

		Vispac is a leading-edge fulfillment company. It offers a portfolio of integrated logistics services to clients in the automotive industry keyed to the "just-in-time" process for materials delivery, consolidation, and distribution. Vispac had revenues of $16,575,000 and EBITD of $2,116,000 for the year ended September 30, 1996.

		Advanced Animations is a manufacturer of animatronic figures and BKNT Retail Stores operates a chain of women's apparel stores under the name Dress Code.


Item 3.	Bankruptcy or Receivership.

		None.


Item 4.	Changes in Registrant's Certifying Accountant.

		8-K filed July 23, 1997 incorporate by reference.


Item 5.	Other Events.

		None.

							-2-





Item 6.	Resignations of Registrant's Directors.

		None.

Item 7.	Financial Statements and Exhibits.

	Exhibit 7.1.	Consent of Independent Public Accountants.

	        7.2.	Vispac, Inc. Financial Report for Fiscal Years
				Ended September 30, 1996 and September 30,
				1995.

	        7.3	Pro Forma Financial Data.

				The following pro forma financial statements for the years ended September 30, 1996 and September 30, 1995 indicate how the transaction might have affected historical financial statements if the transaction had been consummated at an earlier time.

				The pro forma financial statements have been adjusted to reflect a provision for taxes and the utilization of tax loss carryforwards available to the combined entities. The statements also include Advanced Animations, Inc. acquired on February 1, 1997.


Item 8.	Change in Fiscal Year.

		None.
							-3-





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

							VSI Holdings, Inc.
						     Registrant




July 28, 1997					/S/Thomas W. Marquis
 							Thomas W. Marquis,
					           	Chief Accounting and
							Financial Officer

				CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the inclusion of our review report dated December 3, 1996 on the financial statements of VISPAC, Inc. in the form 10Q of VSI Holdings, Inc.
for the quarterly period ended June 30, 1997.



Ann Arbor, Michigan
July 23, 1997

						VISPAC, INC.
				   	   FINANCIAL REPORT
					WITH ADDITIONAL INFORMATION

					  SEPTEMBER 30, 1996


						VISPAC, INC.



						CONTENTS



REPORT LETTER						1


FINANCIAL STATEMENTS

Balance Sheet						2

Statement of Income					3

Statement of Changes in Stockholders? Equity	4

Statement of Cash Flows					5

Notes to Financial Statements				6-11


REPORT LETTER						12


ADDITIONAL INFORMATION

Comparative Summary 					13

Combining Divisional Detail of Balance Sheet	14

Divisional Detail of Statement of Income		15

				To the Board of Directors and Stockholders
							VISPAC, Inc.


We have reviewed the accompanying balance sheet of VISPAC, Inc. as of September 30, 1996 and 1995, and the related statements of income, changes in stockholders? equity and cash flows for the years then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of VISPAC, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



December 3, 1996

					VISPAC, INC.
					BALANCE SHEET

                  ASSETS


                                                        SEPTEMBER 30
                                                       1996        1995


CURRENT ASSETS

Cash									$6,950	$193,566
Accounts receivable (no allowance for
uncollectible accounts considered necessary):

Trade									6,972,500	5,497,623
Amounts due from affiliates (Note 2)			 707,908	 581,161
Note receivable (Note 3)					 353,006	 138,559
Paper and shipping supplies inventory			 167,315	 246,778
Accumulated costs of uncompleted programs			 167,205	  79,604
Prepaid expenses							 518,026	 442,561

Total current assets					      8,892,910	7,179,852

PROPERTY, PLANT AND EQUIPMENT (Note 4)			2,408,461	2,198,430

RECEIVABLE - Stockholder					  345,233	  201,233




Total assets						$11,646,604	$9,579,515

					VISPAC, INC.
					BALANCE SHEET (con't)

LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         SEPTEMBER 30
                                                        1996	 1995


CURRENT LIABILITIES

Current portion of mortgage payable(Note 5)	     $   38,644  $   38,644
Note payable - Other (Note 6)					3,480,000	2,843,000
Bank Overdraft							1,053,727		-
Accounts Payable							2,139,717	1,863,221
Customer Deposits							   17,650		-
Accrued salaries, wages and bonuses				  181,976	  140,741
Accrued expenses							  142,566	   78,730
Declared distribution to stockholders				-	  250,000

		Total current liabilities			7,077,773	5,242,426

MORTGAGE PAYABLE (Note 5)					  479,014	  517,676

STOCKHOLDERS' EQUITY
Common stock (Note 9)						   11,770	   11,770
Additional paid-in capital					  797,236	  797,236
Retained earnings:
Retained earnings prior to S Corporation election	1,792,785	1,792,785
Earnings undistributed to stockholders			1,488,026	1,217,622

Total stockholders? Equity					4,089,817	3,819,413

Total liabilities and stockholders? Equity		$11,646,604	$9,579,515

						VISPAC, INC.
					STATEMENT OF INCOME

							           YEAR ENDED SEPTEMBER 30
									   1996	   1995

NET SALES							$	16,574,969 $14,534,210

PROGRAM COSTS							 3,828,940	 3,108,402

NET REVENUE								12,746,029	11,425,808

EXPENSES
Salaries and wages						 4,644,874	 4,371,144
Temporary labor							 2,119,318	 1,913,481
Office and equipment rental					 1,102,411	 1,001,577
Payroll and other taxes						   638,920	   589,458
Employee benefits							   398,290	   312,666
Depreciation and amortization					   428,819	   369,396
Selling, general and administrative				 1,945,921	 1,894,743

	Total expenses						11,278,553	10,452,465

OPERATING INCOME							 1,467,476	   973,343

OTHER INCOME (EXPENSE)
Gain (loss) on sale of property, plant and equipment	   173,210	   (2,100)
Interest income							    46,385      12,946
Interest expense							  (296,666)	  (222,183)

NET INCOME								$1,390,405	$  762,006

							VISPAC, INC.
				STATEMENT OF CHANGES IN STOCKHOLDERS? EQUITY


	  COMMON STOCK	ADDITIONAL	STOCK    PRIOR TO S   UNDISTRIBUTED   TOTAL
				PAID-IN	SUBS.	     CORP.		   TO       STKHLDRS
	  SHARES  AMOUNT	CAPITAL	REC'BLE   ELECTION	STKHLDRS'     EQUITY


BALANCE- October 1, 1994
	  58,850 $11,770  $797,236   (220,560) $2,192,785    $1,005,616 $3,786,847

Net Income
		-	-	   -		   -		 -		  762,006    762,006

Distributions to stockholders
		-	-	   -		   -		 -		 (550,000) (550,000)

Redemption of stock (Note 9)
		-	-	   -		   -	    (400,000)	 	-    (400,000)

Receipts on stock subscriptions
		-	-	   -		220,560	 -			-     220,560


BALANCE- September 30, 1995
	  58,850 $11,770  $797,236   	   -	    $1,792,785   $1,217,622 $3,786,847

Net Income
		-	-	   -		   -		 -	      1,390,405  1,390,405

Distributions to stockholders
		-	-	   -		   -		 -	     1,120,001)(1,120.001)


BALANCE- September 30, 1996
	  58,850 $11,770  $797,236   	   -	    $1,792,785   $1,488,026 $4,089,817

                                     VISPAC, INC.
                               STATEMENT OF CASH FLOWS



                                                     YEAR ENDED SEPTEMBER 30

                                                        1996	    1995

CASH FLOWS FROM OPERATING ACTIVITIES
Net income								$1,390,405	$ 762,006
Adjustments to reconcile net income to net cash from
operating activities:
Depreciation and amortization					   428,819    369,396
(Gain) loss on sale of property, plant and equipment    (173,210)	    2,100
Changes in assets and liabilities:
Increase in accounts receivable				(1,601,624)	  (97,525)
(Increase) decrease in paper and shipping supplies
inventory								    79,463	 (160,820)
(Increase) decrease in accumulated costs of
uncompleted programs						   (87,601)    39,996
Increase in prepaid expenses					  (188,979)  (157,675)
Increase in accounts payable					   276,496    443,267
Increase (decrease) in accrued liabilities		   118,124   (129,866)

    Net cash provided by operating activities		   241,893	 1,070,879

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to notes receivable					  (645,194)	  (11,428)
Payments on notes receivable					   560,747		-
Purchase of property, plant and equipment			  (600,062)	  (416,771)
Proceeds from sale of property, plant and equipment	   117,936		351
Receivable - Stockholder					  (144,000)	  (101,233)

    Net cash used in investing activities			  (710,573)	  (529,081)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds of short-term notes payable			   637,000	  1,182,000
Mortgage principal payments					   (38,662)	   (68,610)
Distributions to stockholders					(1,370,001)	 (1,500,000)
Redemption of stock							-  	  (400,000)
Payments received on stock subscription				-	   220,560
Increased in bank overdraft					 1,053,727		-

   Net cash provided by (used in) financing activities   282,064	   (566,050)

NET DECREASE IN CASH						  (186,616)	    (24,252)

CASH - Beginning of year					   193,566	     217,818

CASH - End of year						   $ 6,950	   $ 193,566

                                       VISPAC, INC.
                               NOTES TO FINANCIAL STATEMENTS
                                SEPTEMBER 30,1996 AND 1995

NOTE 1 -	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

VISPAC, Inc. (the Company) provides administrative and promotional services, warehousing and packaging operations, predominantly to North American automobile manufacturers.

Paper and Shipping Supplies Inventory and Accumulated Costs of Uncompleted Programs - Paper and shipping supplies inventory is stated at cost on a first-in, first-out basis. Accumulated costs of uncompleted programs are stated at cost, which is not in excess of the net realizable amount.

Property, Plant and Equipment - Property, plant and equipment are stated at cost. These assets are depreciated or amortized by accelerated methods over the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense when incurred.

Revenue Recognition - Revenue is recognized as individual jobs are completed, as all jobs are performed for a specified amount on the basis of a customer request or purchase order. Program freight and transportation expenses incurred by the Company are not included in sales or program costs but are passed through directly to the customer.

Income Taxes - VISPAC, Inc. has elected S Corporation status effective
April 1, 1986, under which income will be taxed to its stockholders. Accordingly, no provision for income taxes has been made for the years ended September 30, 1996 and 1995, respectively.

Retirement Plan - The Company has a voluntary retirement savings plan designed in accordance with Section 401(k) of the Internal Revenue Code that covers all eligible employees. Employer contributions are discretionary and determined annually by management. Employer contributions amounted to approximately $53,000 and $49,000, respectively, for the years ended
September 30, 1996 and 1995.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 -	AFFILIATES AND RELATED PARTY TRANSACTIONS

The majority stockholder of the Company is the majority stockholder in two other companies (see below) which have dealings with the Company.The Company received revenue aggregating approximately $1,598,000 and $1,103,000 for the years ended September 30, 1996 and 1995, respectively, for services performed for the affiliated entities.

NOTE 2 -	AFFILIATES AND RELATED PARTY TRANSACTIONS (Continued)

Amounts due from affiliated companies as of September 30 consist of the following:

                                                       1996        1995

Trade accounts receivable under normal customer
terms from Visual Services, Inc. and subsidiaries	$ 776,603   $ 594,073

Less trade accounts payable under normal vendor
terms to Visual Services, Inc.				 (68,695)    (12,912)

    Net amount due from affiliated companies		$ 707,908	$ 581,161

Certain administrative and management support has been provided to the Company by Visual Services, Inc. During each of the years ended September 30, 1996 and 1995, the Company was charged approximately $132,000 for these services.

The Company also rents one of its operating facilities from an affiliated entity (Note 7).


NOTE 3 -	NOTES RECEIVABLE


                                                       1996         1995

Note receivable from stockholder, payable upon
demand and bearing interest at bank prime rate
(8.25 percent and 8.75 percent at
September 30, 1996 and 1995, respectively)		$ 223,006	$ 138,559

Land contract receivable, collateralized by
land, bearing interest at 11 percent per annum
with monthly interest only, payment of $1,192
through July 1997.  The principal balance is due
in August 1997							  130,000		-

           Total							$ 353,006	$ 138,559

Interest income amounted to $45,193 and $11,428 for the years ended September 30, 1996 and 1995, respectively.

NOTE 4 -	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

                                                         1996        1995

Land									$ 369,775	$ 444,500
Land improvements							   40,800	   40,800
Building								1,602,034	1,602,034
Equipment								4,505,066	3,841,755
Automobile and trucks						  142,661	  116,161
Furniture and fixtures						  349,576	  349,046
Leasehold improvements						  602,637	  579,903

     Total								7,612,549	6,974,199

     Less accumulated depreciation and
     amortization						     (5,204,088) (4,775,769)

Net carrying amount					     $ 2,408,461  $2,198,430


NOTE 5 -	MORTGAGE PAYABLE

The mortgage payable is collateralized by a first mortgage on the land and building with a net book value of $961,866 at September 30, 1996. The loan is payable in monthly principal installments of $3,222 plus interest, with a final principal payment due on March 1, 2002. The mortgage bears interest at prime(8.25 percent and 8.75 percent at September 30, 1996 and 1995, respectively).


NOTE 6 -	LINE OF CREDIT

VISPAC, Inc. has an available line of credit with a bank of $6,000,000. The line of credit bears interest at prime (8.25 percent and 8.75 percent at September 30, 1996 and 1995, respectively). The loan agreement contains certain covenants that provide, among other things, that the Company maintain certain levels of net worth and working capital and that the ratio of total liabilities to net worth, debt service ratio and current ratio do not exceed certain amounts.

NOTE 7 -	LEASES AND LEASE COMMITMENTS

The Company rents its principal operating facility from a partnership in which the majority stockholder of the Company is a 100 percent partner in the partnership through direct and indirect ownership. The lease provides for monthly rental payments of approximately $46,000, plus real estate taxes.
The term of the lease runs through November 30, 2001.

The Company also leases a warehouse facility under a long-term operating lease agreement expiring August 31, 2000. The lease provides for monthly rental payments of approximately $29,700, plus real estate taxes. The Company also has an option to extend the lease through August 2005.

The minimum lease payments for the remaining years under the above leases are as follows (excluding options):


        YEARS ENDING		RELATED
        SEPTEMBER 30		PARTY			OTHER			TOTAL

		1997			$551,000		$356,000		$907,000
		1998			 551,000		 356,000		 907,000
		1999			 551,000		 356,000		 907,000
		2000			 551,000		 327,000		 878,000
		2001			 551,000		    -  		 551,000
		2002 and
		thereafter		  92,000		    -  		  92,000


			Total		$2,847,000		$1,395,000		$4,242,000

Total rent expense was approximately $978,000 for 1996 and $707,000 for 1995.


NOTE 8 -	NET EARNINGS

The statement of income contains certain expenses which may not be deductible by the stockholders of the Company in their individual federal income tax returns due to statutory limitations imposed by the Internal Revenue Code. Accordingly, the federal income tax return does not show those items as deductions but has shown them as separately distributable items. The following is a reconciliation of net earnings per the statement of income to ordinary income per the federal tax return for the years ended September 30:

NOTE 8 -	NET EARNINGS (Continued)

                                                         1996             1995

Net income per statement of income				$1,390,405	     $762,006

Separately distributable items:
Charitable contributions					     9,005		  8,850
Interest income							   (46,385)		(12,946)
Section 1231 gain (loss)					   (85,605)		  2,100
Nondeductible business entertainment			     9,075		 10,140
Deferred gain under installment sale			   (85,605)		    -

		Ordinary income per federal income
		tax return						$1,190,890		$770,150


NOTE 9 -	STOCKHOLDERS? EQUITY

During the year ended September 30, 1995, a legal settlement of $400,000 was paid to the estate of a former stockholder to fully resolve the value of stock previously redeemed.

The Company had a total of 80,000 shares authorized at .20 par value. Of these shares, 15,000 are Class A voting common stock and 65,000 are Class B nonvoting common stock. Issued and outstanding shares at September 30, 1996 and 1995 are as follows:


Class A shares									5,885
Class B shares									52,965

		Total									58,850

Par value										$.20

Common stock balance								$11,770

NOTE 10 -	SELF-INSURANCE PLAN

In cooperation with affiliated companies, the Company is substantially self-insured for employee medical and dental claims. The policy year of the plan is October 1 to September 30. The Company has purchased stop-loss insurance for individual claims that exceed $75,000 annually, up to a maximum of $1,000,000. The approximate amounts of employer contributions paid or accrued for the plan years ended September 30 were as follows:


                                                 1996       1995

Visual Services, Inc						                 	$1,085,000   	$631,000
Vispac, Inc.								                            96,000     213,000
Advanced Animations							                     295,000      70,000


		Total					                             			$1,476,000   	$914,000


NOTE 11 -	CASH FLOWS

The Company paid $296,666 and $222,183 in interest for the years ended September 30, 1996 and 1995, respectively.

During the year ended September 30, 1996, the Company sold land in exchange for a land contract receivable of $130,000.

There were no other significant noncash transactions during the years ended September 30, 1996 and 1995.


NOTE 12 -	CHANGE IN ACCOUNTING BASIS

During the year ended September 30, 1996, the Company changed its method of accounting from the same basis of accounting used for income tax purposes to the accrual basis under generally accepted accounting principles. The Company believes that the accrual basis under generally accepted accounting principles more accurately reflects financial position and results of operations.

There were no significant differences between the method of accounting used for income tax purposes and the accrual basis under generally accepted accounting principles; accordingly, no adjustments were made to retained earnings.

	ADDITIONAL INFORMATION


To the Board of Directors
VISPAC, Inc.


We have reviewed the financial statements of VISPAC, Inc. for the years ended September 30, 1996 and 1995. The accompanying information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the inquiry and analytical procedures applied in the reviews of the basic financial statements, and we did not become aware of any material modifications that should be made to such data.







December 3, 1996

                                     VISPAC, INC.
                                 COMPARATIVE SUMMARY
                                (dollars in thousands)



                                            YEAR ENDED SEPTEMBER 30

                              1996                      1995


                      						PERCENT                   				PERCENT
                         						OF                		       			OF
                 				AMOUNT	REVENUE               		AMOUNT REVENUE



REVENUE		           	$16,795	 100.0			              $14,547	   100.0


EXPENSES
Direct costs	         	13,047	 77.7			                  11,667	 80.2
Interest			               297	  1.8			                     222	  1.5
Payroll taxes		           381	  2.3		                 	    385	  2.7
Depreciation and
Amortization		            428	  2.5			                     369	  2.5
Selling, general and
Administrative expenses	1,252	  7.4			                    1,14	  7.8


Total			               15,405	 91.7		                 	 13,785	 94.7


NET INCOME		          	$1,390	  8.3			                   $ 762	  5.3

                                     VISPAC, INC.
                    COMBINING DIVISIONAL DETAIL OF BALANCE SHEET
                                  SEPTEMBER 30, 1996


                            VISPAC, INC.  	CCI	   ELIMINATIONS	  TOTAL
ASSETS

CURRENT ASSETS
Cash				                      $12,877	     	$300   	$(6,227	     $6,950
Accounts receivable:
Trade				                   6,839,162	    34,272       99,066  	6,972,500
Amounts due from
Affiliates			                 707,908     		  -		        -       	707,908
Other				                        -      	130,721    (130,721)	       -
Note receivable		353,006		  -  		    -  	353,006
Paper and shipping
supplies inventory	163,725		3,590		    -  	167,315
Accumulated costs of
uncompleted programs	165,691		1,514		    -  	167,205
Prepaid expenses		515,057		2,969		    -  	518,026

Total current assets	8,757,426		173,366	(37,882)	8,892,910

PROPERTY, PLANT AND
EQUIPMENT			2,395,700		12,761	    -  	2,408,461

RECEIVABLE - Stockholder  345,233		  -  		    -  	345,233

Total assets		$11,498,359		$186,127	$(37,882)	$11,646,604

	LIABILITIES AND STOCKHOLDERS? EQUITY

CURRENT LIABILITIES
Current portion of mortgage
Payable			$38,664		$   	-  	$	-  	$38,664
Note payable - Other	3,480,000		    	-		-	3,480,000
Bank overdraft		1,053,727			-  		-	1,053,727
Accounts payable		2,156,359		21,240	(37,882)	2,139,717
Customer deposits		17,650			-		-  	17,650
Accrued salaries,
wages and bonuses		180,988		988			-  	181,976
Accrued expenses		140,073		2,493			- 	142,566
Accrued payroll taxes
And taxes withheld
from employees		23,473			-  		-  	23,473

Total current
Liabilities			7,090,934		24,721	(37,882)	7,077,773

                                    VISPAC, INC.
                    COMBINING DIVISIONAL DETAIL OF BALANCE SHEET
                                  SEPTEMBER 30, 1996

VISPAC, INC.	CCI	   ELIMINATIONS	TOTAL

MORTGAGE PAYABLE		479,014			-		-	479,014

STOCKHOLDERS? EQUITY
Common stock		11,770			-  		-  	11,770
Additional paid-in
Capital			784,144		13,092		-	797,236
Retained earnings:
Retained earnings prior
to S Corporation
election			1,792,785			-  		-  	1,792,785
Earnings undistributed to
Stockholders		1,339,712		148,314		-	1,488,026

Total stockholders?
Equity			3,928,411		161,406		-  	4,089,817

Total liabilities and
stockholders? Equity	$11,498,359		$186,127	$(37,882)	$11,646,604

	VISPAC, INC.
	DIVISIONAL DETAIL OF STATEMENT OF INCOME
	SEPTEMBER 30, 1996

VISPAC, INC.	  CCI	     ELIMINATIONS	   TOTAL

NET SALES			$16,368,693		$251,636	$(45,360)	$16,574,969

PROGRAM COSTS		  3,828,940		   -  		-  	  3,828,940

NET REVENUE			 12,539,753		251,636	(45,360)	 12,746,029

EXPENSES
Salaries and wages	 4,477,219		167,655		-  	  4,644,874
Temporary labor		 2,119,318		  -  			-  	  2,119,318
Office and equipment
Rental			 1,100,971		28,500	(27,060)	  1,102,411
Payroll and other taxes	  625,407		13,513		-  	    638,920
Employee benefits		  394,235		 4,055		-  	    398,290
Depreciation and
Amortization		  417,330		11,489		-  	    428,819
Selling, general and
Administrative		1,912,565		51,656	(18,300)	  1,945,921

Total expenses		11,047,045		276,868	(45,360)	 11,278,553

OPERATING INCOME (LOSS)  1,492,708		(25,232)		-  	  1,467,476

OTHER INCOME (EXPENSE)
Gain on sale of property,
plant and equipment	  173,210		   -  		-  	    173,210
Interest income		   46,385		   -  		-  	     46,385
Interest expense		(296,666)		   -  		-  	   (296,666)

NET INCOME (LOSS)		$1,415,637		$(25,232)	$	- 	  $1,390,405

Pro forma Financial Statements            Exhibit 7.3
VSI Holdings, Inc. and Vispac, Inc.
Year ended September 30,  1995

						VSI Holding  Vispac        CONSOLIDATE
                        SEPTEMBER 30, 1995 SEPTEMBER 30, 1995 SEPTEMBER 30, 1995

               ASSETS

     CURRENT ASSETS

Cash						28,000	194,000		  222,000
Accounts and Notes Receivable		512,000	6,079,000		6,591,000
less allowance for
doubtful accounts				(62,000)				(62,000)
Inventory					6,015,000	247,000		6,262,000
Notes receivable				908,000	139,000		1,047,000
Costs in excess of billings on
uncompleted contracts			333,000	 79,000		  412,000
Prepaid expenses                    216,000     443,000             659,000
       Total current assets		7,950,000	7,181,000		15,131,000

PROPERTY AND EQUIPMENT			3,000,000	2,198,000		5,198,000

OTHER  ASSETS	                    85,000                         85,000

NOTES RECEIVABLE	                      0        201,000            201,000

						11,035,000	9,580,000		20,615,000

               LIABILITIES AND EQUITY

     CURRENT LIABILITIES

Accounts payable				2,853,000	1,863,000		4,716,000
Accrued liabilities                   595,000     248,000           843,000
Notes payable                         876,000   2,843,000		3,719,000
Unpaid distributions                   45,000	1,468,000		1,513,000
Customer credits                      118,000          0            118,000
Current portion of bond payable        59,000      39,000            98,000
   Total current liabilities 		4,546,000	6,461,000	     11,007,000

NOTES PAYABLE                         553,000                       553,000

BOND PAYABLE                          336,000     517,000           853,000

               EQUITY

Common stock                           55,000      12,000            67,000
Additional paid-in capital		6,724,000	  797,000		7,521,000
Retained earnings (deficit)           249,000	1,793,000		2,042,000
						7,028,000	2,602,000		9,630,000
Less treasury stock 		     (1,428,000)			     (1,428,000)
   Total equity  				5,600,000	2,602,000		8,202,000

						11,035,000	9,580,000		20,615,000
							-24-



Pro forma Financial Statements            Exhibit 7.3
VSI Holdings, Inc. and Vispac, Inc.
Year ended September 30,  1995

						VSI Holding     Vispac        CONSOLIDATE
                        SEPTEMBER 30, 1995 SEPTEMBER 30, 1995 SEPTEMBER 30, 1995

NET SALES					21,426,000	14,534,000		35,960,000
COST OF GOODS SOLD			14.419,000	 3,108,000		17,527,000
Gross profits				 7,007,000	11,426,000		18,433,000


OPERATING EXPENSES
Selling, general,
and administrative			 6,345,000	10,083,000		16,428,000
Depreciation and amortization          377,000     369,000           746,000
Store closing costs                     16,000       -                16,000
	Total operating expenses	 6,738,000	10,452,000		17,190,000

OPERATING INCOME (LOSS)                269,000     974,000         1,243,000

OTHER EXPENSE (INCOME)
     Interest and other income        (71,000)    (11,000)          (82,000)
     Interest expense                  101,000     222,000           323,000
       Total other expense (income)     30,000     211,000           241,000

Income (loss) before income taxes      239,000     763,000         1,002,000

Provision for taxes                  (151,000)    (250,000)        (401,000)

Utilization of tax loss carryforwards  151,000     250,000           401,000

NET INCOME                             239,000     763,000         1,002,000

Earnings (loss) per share               $0.02                         $0.05

Shares outstanding                   12,121,287				18,321,287

							-25-

Pro forma Financial Statements            Exhibit 7.3
VSI Holdings, Inc. and Vispac, Inc.
Year ended September 30,  1996

						VSI Holding  Vispac        CONSOLIDATE
                        SEPTEMBER 30, 1996 SEPTEMBER 30, 1996 SEPTEMBER 30, 1996

               ASSETS

     CURRENT ASSETS

Cash						 245,000	7,000			252,000
Accounts and Notes Receivable		1,102,000	7,681,000		8,783,000
less allowance for
doubtful accounts				(100,000)				(100,000)
Inventory					3,678,000	167,000		3,845,000
Notes receivable				 40,000	353,000		  393,000
Costs in excess of billings on
uncompleted contracts			535,000	167,000		  702,000
Prepaid expenses                     87,000     518,000             605,000
       Total current assets		5,587,000	8,893,000		14,480,000

PROPERTY AND EQUIPMENT			2,952,000	2,408,000		5,360,000

OTHER  ASSETS	                    61,000                         61,000

NOTES RECEIVABLE	                    39,000      345,000            384,000

						8,639,000	11,646,000		20,285,000

               LIABILITIES AND EQUITY

     CURRENT LIABILITIES

Accounts payable				2,391,000	3,193,000		5,584,000
Accrued liabilities                 1,260,000     348,000         1,608,000
Notes payable                       1,153,000   3,480,000		4,633,000
Unpaid distributions                  580,000	1,488,000		2,068,000
Customer credits                       88,000      17,000           105,000
Current portion of bond payable        65,000      39,000           104,000
Total current liabilities 		5,537,000	8,565,000	     14,102,000

NOTES PAYABLE                       1,152,000                     1,152,000

BOND PAYABLE                          269,000     479,000           748,000

               EQUITY

Common stock                           55,000      12,000            67,000
Additional paid-in capital		6,341,000	  797,000		7,138,000
Retained earnings(deficit)(3,287,000)1,793,000(1,494,000)
                           3,109,000	2,602,000		5,711,000
Less treasury stock 		     (1,428,000)			     (1,428,000)
   Total equity  				1,681,000	2,602,000		4,283,000

						8,639,000	11,646,000		20,285,000
							-26-

Pro forma Financial Statements            Exhibit 7.3
VSI Holdings, Inc. and Vispac, Inc.
Year ended September 30,  1996

						VSI Holding     Vispac        CONSOLIDATE
                        SEPTEMBER 30, 1996 SEPTEMBER 30, 1996 SEPTEMBER 30, 1996

NET SALES					28,300,000	16,575,000		44,875,000
COST OF GOODS SOLD			20.455,000	 3,829,000		24,284,000
Gross profits				 7,845,000	12,746,000		20,591,000


OPERATING EXPENSES
Selling, general,
and administrative			 8,384,000	10,850,000		19,234,000
Depreciation and amortization          597,000     428,000         1,025,000
Store closing costs                    754,000       -               754,000
	Total operating expenses	 9,735,000	11,278,000		21,013,000

OPERATING INCOME (LOSS)             (1,890,000)  1,468,000          (422,000)

OTHER EXPENSE (INCOME)
     Interest and other income        (101,000)   (219,000)         (320,000)
     Interest expense                  207,000     297,000           504,000
       Total other expense (income)    106,000      78,000           184,000

Income (loss) before income taxes   (1,996,000)   1,390,000         (606,000)

Provision for taxes                      0	      0			0

Utilization of tax loss carryforwards    0	      0			0

NET INCOME                          (1,996,000)	  1,390,000		  (606,000)

Earnings (loss) per share              ($0.16)                        ($0.03)

Shares outstanding                   12,121,287				18,321,287

							-27-